                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 15, 1999

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                      -------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             ------------------------------------------------------
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

       United States                         333-32263                         22-2382028
----------------------------          ------------------------            -------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


         802 Delaware Avenue, Wilmington, Delaware              19801
         -----------------------------------------            ----------
         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)


         New York                             333-32236                        13-4994650
----------------------------          ------------------------            -------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


        270 Park Avenue, New York, New York               10017
        ----------------------------------------        ----------
        (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:

     Chase Manhattan RV Owner Trust 1997-A is the issuer of 10 classes of Asset Backed Notes and one class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

     On October 15, 1999, CIT, as servicer, distributed monthly interest to the holders of the notes and certificates. CIT furnished a copy of monthly reports for each of those series as required by the Sale and Servicing Agreement. Copies of the monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Report with respect to the October 15, 1999 distribution

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 29, 1999

                                          THE CIT GROUP/SALES FINANCING, INC.,
                                          as Servicer



                                          By: /s/ Frank J. Madeira
                                              ----------------------
                                              Name: Frank J. Madeira
                                              Title: Vice President

                                          INDEX TO EXHIBITS
                                          -----------------

Exhibit No.                               Description
---------------                           -----------
20.1                                      Monthly Report with respect to the
                                          October 15, 1999 distribution